LOAN AGREEMENT


     THIS LOAN AGREEMENT ("Agreement") dated this 12th day of August, 1998, effective for all purposes as of the 7th day of May, 1998, is made by and between HENG FUNG FINANCE COMPANY LIMITED, a company formed under the laws of Hong Kong ("Lender") whose address is do R A F Financial Corporation, 1700 Lincoln Street, 32nd Floor, Denver, Colorado 80203 and GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation ("Borrower") whose address is 12600 West Colfax Avenue, Suite A500, Lakewood, Colorado 80215.

                                    RECITALS

     A. Borrower and Lender entered into that certain Loan Commitment ("Loan Commitment") whereby Lender has agreed to commit to make a loan ("Loan") as described in Section 1.01 of this Agreement; and

     B. Lender and Borrower desire to formalize the terms of the Loan in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreement contained herein and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, Lender and Borrower hereby covenant and agree as follows:


                                   ARTICLE 1.

                                    THE LOAN

     1.1. Agreement to Borrow and Lend. Subject to all of the terms, provisions, conditions, covenants and agreements contained in this Agreement, Lender agrees to make available to Borrower a Loan in the maximum principal amount of up to $1,500,000.00 ("Maximum Loan Amount"). The Loan may be drawn in amounts of not less than $250,000.00 as and when required by Borrower.

     1.2. Promissory Note. The Loan will be evidenced by one or more Promissory Notes ("Notes") substantially in the form attached hereto as Exhibit A and incorporated herein by reference, executed by Borrower and delivered to Lender, which in the aggregate do not exceed the Maximum Loan Amount. The outstanding principal balance of each Note shall bear interest at the rate of twelve (12%) per annum. Interest shall accrue and be paid monthly on the last day of each month during the term of the Notes. If not sooner paid, the entire outstanding principal balance of the Notes, together with all accrued but unpaid interest thereon, all additional interest and all other sums due thereunder, shall be due and payable in full on April 15, 1999.

     1.3. Loan Fee and Other Costs. Pursuant to the Loan Commitment, Borrower issued to Lender a Warrant to Purchase Common Shares relating to 6,000,000 shares of Borrower's common stock, a copy of which is attached hereto as Exhibit B and incorporated herein by reference ("Warrants"). Notwithstanding any provision herein or in any of the Notes or Warrants to the contrary, Lender may apply any amounts due hereunder or under any of the Notes toward the purchase of common stock pursuant to the Warrants issued hereunder by giving Borrower written notice of its intent to do so.

     1.4. Use of Proceeds. The Borrower represents, warrants, covenants, acknowledges and agrees to and with Lender that the proceeds of the Loan shall be used by Borrower solely for business or investment purposes and shall not be used for personal, family, household or agricultural purposes.

     1.5. Relationship of the Parties. The relationship between Borrower and Lender is that of a borrower and a lender only and neither of these parties is, nor shall hold themselves out to be, the agent, employee, joint venturer or partner of the other party.

     1.6. Security. The Loan and each of the Notes shall be unsecured.

     1.7. Loan Documents. As used herein, the term "Loan Documents" shall refer to this Agreement, the Notes, the Warrants and any other documents or instruments executed by any person in connection with the Loan.


                                   ARTICLE 2.

                             MANAGEMENT OF BORROWER

     2.1. Borrower's Board of Directors. In accordance with the terms of the Loan Commitment, Borrower and its Board of Directors have taken the following actions:

          a. Increased the number of members to the Borrower's Board of Directors to nine.

          b. Appointed five members selected by Lender and/or Fronteer Capital, Inc. ("Fronteer"), a company affiliated with the Lender, to the Borrower's Board of Directors.

For so long as any amounts remain due hereunder or under any other Loan Documents, including the Notes, Borrower and its Board of Directors shall support in any election of directors by the shareholders of Borrower, those members appointed to the Board of Directors that were selected by Lender or Fronteer. Further, Lender and/or Fronteer shall have the right to select a replacement director for any member of the Borrower's Board of Directors that was selected by either Lender of Fronteer who resigns or otherwise fails to serve as a director.

     2.2. Employment Agreements with Management and Key Employees. The Board of Directors of Borrower has taken all steps necessary, and has delivered to Lender proof thereof, to modify and amend all employment or similar agreements with those persons constituting Borrower's management personnel and key employees, as determined in the sole discretion of Lender, to provide that upon a default of Borrower under any of the Loan Documents, such management personnel or key employee's employment with Borrower may be terminated at will by Borrower, without any liability to Borrower or Lender other than to pay unpaid wages or salary and vacation pay accrued to such management personnel or key employee through the date of such termination of employment.

     2.3. Resignation Letters of the Members of the Board of Directors, Management Personnel and Key Employees. Upon execution of this Agreement, each current member of the Board of Directors of Borrower, other than any such member appointed by Lender or Fronteer, and each management personnel or key employee of Borrower, shall deliver to Lender his or her letter of resignation, which letters of resignation shall be held in escrow by Lender, subject to all of the terms and conditions of this Agreement.


                                   ARTICLE 3.

                    BORROWER'S REPRESENTATIONS AND WARRANTIES

     3.1.  Representations  and  Warranties.   Borrower  hereby  represents  and
warrants to Lender as follows:

          a. Borrower is duly incorporated and is validly existing and in good standing under the laws of the State of Colorado and Borrower has all requisite power and authority to conduct its business, to own its properties and to execute, deliver and perform all of its obligations under the Loan Documents.

          b. The execution, delivery and performance of the Loan Documents by the Borrower have been authorized by all necessary corporate actions and do not and will not contravene any legal or contractual restriction binding on the Borrower or any of the property and assets thereof.

          c. The Loan Documents constitute, and any other agreement required hereby will constitute, when executed and delivered by Borrower to Lender, legal, valid and binding obligations of Borrower, enforceable in accordance with their terms. The execution and delivery by Borrower of the Loan Documents and consummation of all the transactions contemplated thereby, do not and will not conflict with, or be in contravention of, any law, order, rule or regulation applicable to Borrower or any agreement or instrument to which Borrower is a party.

          d. There is no legal action, suit, proceeding or investigation by or before any governmental instrumentality or other agency, now pending, threatened against or affecting the Borrower, or which questions or would bring into question the validity of the Loan Documents.

          e. Other than pro forma financial reports, all balance sheets, income statements, financial statements, operating statements and other financial data pertaining to Borrower that have been delivered (or will be delivered) to Lender by or on behalf of Borrower are or will be accurate and complete in all material respects and accurately present or will present the financial condition of the person or entity to which they pertain as of their respective dates and there has been no material change with respect thereto.


                                   ARTICLE 4.

                              BORROWER'S COVENANTS

     4.1. Covenants of Borrower. So long as the Loan shall remain unpaid, Borrower covenants and agrees as follows:

          a. For so long as any amounts remain due under any of the Notes or other Loan Documents, Borrower:

               i. shall not increase the number of members to serve on the Borrower's Board of Directors above nine; and

               ii. shall support those members to the Borrower's Board of Directors selected by Lender and/or Fronteer in any election of directors by the shareholders of Borrower.

          b. Without the express written consent of Lender, which consent may be withheld for any purpose, Borrower shall not enter into any contracts, agreements, leases, instruments or other documents of any kind or nature, with any third party, other than such contracts, agreements, leases, instruments or other such documents entered into in the normal course of Borrower's business and which do not, in the aggregate, exceed a monetary obligation on behalf of the Borrower in excess of $250,000.00.

          c. Upon the request of Lender, or in accordance with the Warrants, Borrower shall register any common stock of the Borrower issued to Lender in accordance with the Warrants or issued as Conversion Shares in accordance with Section 6.2.b.iii below.

          d. Upon the request of Lender, Borrower shall use its best efforts to obtain a letter of resignation from each member of the Board of Directors who was elected or appointed to replace any member of the Board of Directors of Borrower who had previously executed and delivered to Lender a letter of resignation in accordance with Section 2.3 of this Agreement. and deliver such letter of resignation to Lender to be held in escrow in accordance with Section 2.3 of this Agreement.

          e. Without Lender's prior written consent, Borrower shall not authorize or otherwise permit any stock splits; reverse stock splits; stock dividends; issuance of common shares of the Borrower below the exercise price of the common shares to be issued pursuant to the Warrants, other than the issuance of the Conversion Shares; mergers or consolidations; recapitalization of Borrower; or the sale of any assets of Borrower other than sales of assets in the normal course of Borrower's business.

          f. Borrower shall not, without the prior written consent of Lender, grant or permit any security interest in any of the assets of Borrower to anyone, including, but not limited to, purchase money security interests to trade creditors.

          g. Borrower will, at its expense, furnish to Lender promptly and upon request such instruments including, without limitation, other instruments in addition to those specifically provided for herein, and take all further actions as Lender may reasonably require from time to time in order to fully comply with the terms of this Agreement.

          h. Borrower will maintain and preserve its corporate existence, as applicable, under the laws of every jurisdiction in which it does business.

          i. Financial statements of Borrower which have been audited by a certified public accountant, and income tax returns for the Borrower are to be provided to Lender as soon as reasonably possible after the end of each fiscal year during the term of the Loan.

          j. Borrower will immediately notify Lender of any event or circumstance which reasonably could be deemed to have a materially adverse effect on Borrower's financial condition or Borrower's ability to perform its agreements and obligations under the Loan Documents.

          k. Borrower shall notify Lender in writing prior to the time there is any change of name, identity or business structure of Borrower, including the addition of any trade names.


                                   ARTICLE 5.

                                OTHER AGREEMENTS

     5.1. Other Agreements. In addition to the other agreements contained in the Loan Documents, the parties hereto agree as follows:

          a. Any and all monies received by lender from Borrower, whether prior or subsequent to or as a result of a default hereunder shall be applied by Lender first to any interest due under any of the Notes, but thereafter may be applied by Lender to any of the amounts due under the Notes or other Loan Documents, in any order selected by lender, notwithstanding any contrary provision of the Loan Documents.

          b. In the event that a default shall exist under any of the Loan Documents, Lender shall be authorized to proceed with any and all remedies available to Lender thereunder or under this Agreement.

          c. To the extent not previously waived, Borrower hereby knowingly, intentionally and voluntarily waives, relinquishes and forgoes any and all rights which it may have to the marshalling by Lender of the assets of Borrower. Borrower acknowledges that such waiver is made with and pursuant to the advice of competent legal counsel.

          d. A default under any of the Loan Documents, including a default under any of the Notes, shall constitute a default under each other Loan Document, including each other Note, and shall entitle Lender to pursue any and all remedies under each or any of the Loan Documents.

          e. Borrower hereby irrevocably authorizes Lender to correct without notice any clerical errors or omissions that may be present in the Loan
     Documents executed in connection with the Loan. Borrower further understands that such corrections shall not result in any increase in the amount of the obligation that it must repay to Lender, or any change of essential terms of repayment of the loan obligation. Borrower further consents in advance to the correction of any errors or omissions as outlined herein and acknowledge that it understands such correction procedure and agrees to such correction procedure, without prior notice and without the necessity of written authorization or approval.

                                   ARTICLE 6.

                              DEFAULT AND REMEDIES

     6.1. Events of Default. The occurrence of any one or more of the following events or the existence of one or more of the following conditions shall constitute an event of default under this Agreement:

          a. Nonpayment. Borrower shall fail to pay when due, after the expiration of all cure periods, any installment of principal or interest due under any of the Notes, whether due on the date provided for therein or by acceleration or otherwise, or Borrower shall fail to pay when due any other amounts due under any of the Loan Documents.

          b. Other Defaults. The occurrence of any of the following events:

               i. any representation or warranty made in writing to Lender by Borrower herein or in any other Loan Document, or in the Loan Commitment, or otherwise in connection with the making of the Loan shall prove at any time to have been incorrect in any material respect when made; or

               ii.  the  breach,   default  or  violation  by  Borrower  of  any
          obligation, agreement or covenant contained in the Notes, this Agreement, or any other Loan Documents executed by Borrower; or

               iii. any default under any obligation or duty Borrower may have to Fronteer; or

               iv. any material provision of any of the Loan Documents shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void; or

               v. any litigation or proceeding is pending which may materially adversely affect the ability of Borrower to perform its obligations under the Loan Documents; or

               vi. Borrower's failure to comply with any other covenants or agreements contained in any of the Loan Documents and not herein specifically referenced, unless the same is cured within any applicable grace periods.

      6.2. Remedies.

          a. Upon the occurrence of any event of default hereunder as above provided, and at any time thereafter, all principal, interest and other amounts payable under the Loan Documents shall, at the option of Lender, become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by Borrower. Lender may proceed with every remedy available at law or in equity or provided for in the Loan Documents or in any other document executed in connection with the Loan, in such order or sequence as Lender may determine in its sole discretion, including concurrently, independently, or successively, and all expenses incurred by Lender in connection with any remedy shall be deemed indebtedness of Borrower to Lender including, but not limited to, reasonable attorneys' fees incurred by Lender.

          b. In addition to any other right or remedy Lender may have hereunder or under any of the Notes or other Loan Documents, Lender may pursue any or all of the following additional remedies, to wit:

               i. Demand the resignation of any or all of the members of the Board of Directors of Borrower, other than those members appointed by Lender and/or Fronteer, and if such members refuse to resign, deliver to the Borrower the letters of resignation held by Lender in escrow in accordance with Section 2.3 or Section 4.1.d of this Agreement, and thereafter Lender shall have the right to appoint such resigned or terminated member's replacement to the Board of Directors; and

               ii. Demand the resignations of any or all of the management personnel of the Borrower and/or any and all of the key employees of Borrower, and if such management personnel or key employees refuse to resign, deliver to the Borrower the letters of resignation held by Lender in escrow in accordance with Section 2.3 of this Agreement; provided that nothing herein shall be deemed a representation or covenant of Borrower that such letters of resignation are enforceable; and

               iii. Convert any or all of the amounts due under any of the Notes into common stock of the Borrower ("Conversion Shares") at an exercise price of $0.05 per share. Lender shall make such standard investment representations to show an exemption from registration exists for the issuance of such Conversion Shares.

                                   ARTICLE 7.

                               GENERAL PROVISIONS

     7.1. Notices. All notices, communications and materials to be given or delivered pursuant to the Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing to the address of the appropriate party set forth in the header hereof or at such other address as shall be changed in accordance with the notice provisions of this Section 7.1.

     7.2. Amendments. No provision or term of the Loan Documents may be amended, modified, revoked, supplemented, waived or otherwise changed except by a written instrument duly executed by Borrower and Lender and designated as such.

     7.3. Severability. Whenever possible, each provision of the Loan Documents shall be interpreted so as to be effective and valid under Colorado law. Should any provision, covenant or agreement contained herein be deemed invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired thereby, nor shall the validity, legality or enforceability of any such defective provision be in any way affected or impaired in any other jurisdiction.

     7.4. Successors and Assigns Bound; Assignment. The covenants and agreements contained herein shall bind Borrower, its successors and assigns. This Agreement may not be assigned by Borrower without the prior written consent of Lender. Subject to the foregoing restriction, this Agreement shall inure to the benefit of Lender, its successors and assigns.

     7.5. No Third Party Benefits. This Agreement is made for the sole benefit of Borrower and Lender and their respective successors and assigns, and no other person or persons shall have any rights or remedies under or by reason of this Agreement.

     7.6. Headings. The captions and headings of the paragraphs in the Agreement are for convenience only and are not used to interpret or define the provisions of the Agreement.

     7.7. Governing Law. This Agreement and the Loan Documents or any other documents executed in connection with the Loan shall be governed by and interpreted in accordance with the laws of the State of Colorado.

     7.8. Conflict. Should any provision of any other Loan Documents conflict with any provision of this Agreement, the provision selected by Lender, in its sole discretion, shall govern and shall be controlling.

     7.9. Limitation of Liability. LENDER SHALL NOT HAVE ANY LIABILITY WITH RESPECT TO, AND THE BORROWER HEREBY WAIVES, RELEASES AND

     AGREES NOT TO SUE FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY THE BORROWER IN CONNECTION WITH ANY LOAN DOCUMENTS OR CLAIM RELATED THERETO.

     7.10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

DATED:  12 August 98
       --------------
                                            BORROWER:

                                            GLOBAL MED TECHNOLOGIES, INC.,
Attest:                                     a Colorado corporation

By: /s/  Kim Geist                          By:  /s/  Michael I. Ruxin
    -----------------------                      -------------------------------

Title: Asst. Secy                           Title:    CEO
       --------------------                        -----------------------------


                                             LENDER:

                                             HENG FUNG FINANCE
                                             COMPANY LIMITED,
                                             a company formed under the
                                             laws of Hong Kong


                                             By:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT A

                                 PROMISSORY NOTE

                                 PROMISSORY NOTE
U.S. $______________                                            Denver, Colorado
                                                                _________ 199__


     FOR VALUE RECEIVED, GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation ("Maker"), promises to pay to the order of HENG FUNG FINANCE COMPANY LIMITED, a company formed under the laws of Hong Kong, having an address at c/o R A F Financial Corporation, 1700 Lincoln Street, 32nd Floor, Denver, Colorado 80203, or its successors or assigns (sometimes referred to herein as "Holder"), the principal sum of _______________________________ DOLLARS (U.S. $_______________)
with interest from the date hereof at the rate TWELVE percent (12%) per annum, payable in accordance with terms hereof.

     All payments of interest shall be due and payable on the last day of each month based on the accrued interest for that month.

     The principal sum due, together with all accrued but unpaid interest shall be due, if not sooner paid, on April 15, 1999.

     All payments shall be payable to Holder at the address set forth above, or at such other place as Holder hereof may designate from time to time in writing. All payments shall be first applied to the payment of interest due hereunder, then to the payment of any other sums payable hereunder and finally to the principal amount then remaining unpaid.

     The indebtedness evidenced by this Note may be prepaid in whole or in part without notice, penalty or premium.

     If any payment due hereunder is not received by Holder on or before the seventh (7th) day after such payment is due, then Maker shall be deemed in default hereunder. In the event Maker shall default in any of the payments due hereunder or any other obligations owed to Holder or their successors or assigns, the full amount remaining unpaid hereunder, together with all accrued and unpaid default interest thereon shall, at the option of the Holder, be accelerated and become immediately due and payable.

     This Note is given pursuant to the terms of that certain Loan Agreement between Maker and Holder dated ______________, 1998. A default under the Loan Agreement shall be deemed a default hereunder. Further, in the event of default, Holder shall, in addition to exercising all rights hereunder, be entitled to exercise all rights set forth in the Loan Agreement.

     Maker waives delinquency in collection, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor and all duties or obligations of Holder to effect, protect, perfect, retain or enforce any security for payment of this Note or to proceed against any collateral before otherwise enforcing this Note. This Note shall be binding upon Maker, its successors and assigns.

     Maker unconditionally guarantees prompt satisfaction when due, whether by acceleration or otherwise, of the entire outstanding principal balance and all accrued and unpaid interest, and amounts of any additional advancements of this Note, and further agrees to immediately pay to Holder hereof, upon demand, all losses, costs and expenses (including attorneys' fees) incurred by Holder for collection and enforcement of this Note in the event of default or otherwise.

     Each individual executing this Note represents and warrants that he or she duly is authorized to execute and deliver this Note on behalf of the person or entity for which he or she is so executing and that this Note is binding upon the undersigned Maker in accordance with its terms, except to the extent that enforcement of remedies is limited by applicable bankruptcy, insolvency, and other laws affecting the enforcement of creditors' rights generally.

     This Note shall be interpreted and enforced in accordance with the laws of the State of Colorado. In the event of default, Maker consents to the enforcement of this Note in the District Court for the City and County of Denver, Colorado, and waives any rights to contest venue or jurisdiction of that court.


                                                 MAKER:

                                                 GLOBAL MED TECHNOLOGIES, INC.



                                                 By:____________________________

                                                 Title:_________________________

Attest:



By:_____________________

Title:__________________

                                    EXHIBIT B

                        WARRANT TO PURCHASE COMMON SHARES

             Void After 3:30 P.M., Mountain Time, on April 13, 2008

                        WARRANT TO PURCHASE COMMON SHARES

                          GLOBAL MED TECHNOLOGIES, INC.


     This is to Certify That, FOR VALUE RECEIVED, HENG FUNG FINANCE COMPANY LIMITED, Lippo Protective Tower, 1Oth Floor, 231-235 Gloucester Road, Wan Chai, Hong Kong ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from GLOBAL MED TECHNOLOGIES, INC. ("Company"), a Colorado corporation, at any time until 3:30 P.M., Mountain Time, on April 13, 2008 ("Expiration Date"), 6,000,000 Common Shares of the Company at a purchase price of $0.25 per common share during the period this Warrant is exercisable. The number of Common Shares to be received upon the exercise of this Warrant and the price to be paid for a Common Share may be adjusted from time to time as hereinafter set forth. The purchase price of a Common Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant is or may be one of a series of warrants identical in form issued by the Company to purchase an aggregate of 6,000,000 Common Shares of the Company and the term "Warrants" as used herein means all such Warrants (including this Warrant). The Common Shares, as adjusted from time to time, underlying the Warrants are hereinafter sometimes referred to as "Warrant Shares" and include all Common Shares that have been issued upon the exercise of the Warrants and all unissued Common Shares underlying the Warrants.

     (a) Exercise of Warrant. This Warrant may be exercised in whole or in minimum amounts which at the time of exercise would require Holder to deliver to the Company cash or value of at least $250,000 at any time or from time to time until the Expiration Date or if the Expiration Date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such Form, together with all federal and state taxes applicable upon such exercise. The Company agrees not to merge, reorganize or take any action that would terminate this Warrant unless provisions are made as part of such merger, reorganization or other action which would provide the holders of this Warrant with an equivalent of this Warrant as specified in Section (i) hereof. The Company agrees to provide notice to the Holder that any tender offer is being made for the Company's Common Shares no later than three business days after the day the Company becomes aware that any tender offer is being made for the outstanding Common Shares of the Company. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Common Shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company or at the office of the Company's stock transfer agent, in proper form for exercise and accompanied by the Purchase Form and the Exercise Price, the Holder shall be deemed to be the holder of record of the Common Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Common Shares shall not then be actually delivered to the Holder.

     (b) Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of Common Shares as shall be required for issuance or delivery upon exercise of this Warrant.

     (c) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a Common Share called for upon any exercise hereof, the Company shall, upon receipt by the Company or the Company's stock transfer agent of the Exercise Price on such fractional share, pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

                  (1) If the Common Shares are listed on a national securities exchange or a foreign exchange, are admitted to unlisted trading privileges on such an exchange, or are listed for trading on a trading system of the National Association of Securities Dealers, Inc. ("NASD") such as The Nasdaq SmallCap Market ("SCM") or the Nasdaq National Market ("NNM") or the OTC Bulletin Board, then the current value shall be the last reported sale price of the Common Shares on such an exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid prices for the Common Shares for such day on such exchange or such system shall be used; or

                  (2) If the Common Shares are not so listed on such exchange or system or admitted to unlisted trading privileges, the current value shall be the average of the last reported bid prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                  (3) If the Common Shares are not so listed or admitted to unlisted trading privileges and if bid prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the board of directors of the Company.

     (d) Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase (under the same terms and conditions as provided by this Warrant) in the aggregate the same number of Common Shares purchasable hereunder. This Warrant may not be sold, transferred, assigned, or hypothecated except in compliance with federal and state securities laws. Any transfer or assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Subject to such right of indemnification, any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     (e) Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f) Adjustment Provisions.

                  (1)      Adjustments of the Exercise Price.

                           (A) If the Company  subdivides its outstanding Common
                  Shares into a greater number of Common Shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced. Conversely, if the Company combines its outstanding Common Shares into a lesser number of Common Shares, the Exercise Price in effect immediately prior to such combination shall be proportionally increased. In case of a subdivision or combination, the adjustment of the Exercise Price shall be made as of the effective date of the applicable event. A distribution on Common Shares, including a distribution of Convertible Securities, to shareholders of the Company on a pro rata basis shall be considered a subdivision of Common Shares for the purposes of this subsection (l)(A) of this Section, except that the adjustment will be made as of the record date for such distribution and any such distribution of Convertible Securities shall be deemed to be a distribution of the Common Shares underlying such Convertible Securities.

                           (B) If the Company  shall at any time  distribute  or
                  cause to be distributed to its shareholders, on a pro rata basis, cash, assets, or securities of any entity other than the Company, then the Exercise Price in effect immediately prior to such distribution shall automatically be reduced by an amount determined by dividing (x) the amount (if cash) or the value (if assets or securities) of the holders' of Warrants (as such term is defined in the first paragraph hereof) pro rata share of such distribution determined assuming that all holders of Warrants had exercised their Warrants on the day prior to such distribution, by (y) the number of Common Shares issuable upon the exercise of Warrants (as such term is defined in the first paragraph hereof) by the holders thereof on the day prior to such distribution.

         (3) No Adjustment for Small Amounts. Anything in this Section (f) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

         (4) Number of Shares Adjusted. Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of Common Shares, calculated to the nearest full share, obtained by multiplying the number of Common Shares initially issuable upon exercise of this Warrant by the Exercise Price specified in the first paragraph hereof and dividing the product so obtained by the new Exercise Price.

         (5)      Definitions.

                  (A) Whenever reference is made in this Section (f) to the distribution of Common Shares, the term "Common Shares" shall mean the Common Shares of the Company authorized as of the date hereof and any other class of stock ranking on a parity with such Common Shares. However, subject to the provisions of Section (i) hereof, Common Shares issuable upon exercise hereof shall include only Common Shares of the class designated as Common Shares of the Company as of the date hereof.

                  (B) Whenever reference is made in this Section (f) to the distribution of Convertible Securities, the term "Convertible Securities" shall mean options or warrants or rights for the purchase of Common Shares of the Company or for the purchase of any stock or other securities convertible into or exchangeable for Common Shares of the Company.

(6) AntiDilution Provisions.

         (A) Adjustments of Exercise Price. If the Company should at any time or from time to time hereafter issue or sell any of its Common Shares without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Exercise Price shall be automatically adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of (x) the number of Common Shares outstanding immediately prior to such issue or sale multiplied by the Exercise Price in effect immediately prior to such issue or sale, and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of Common Shares outstanding immediately after such issue or sale. For purposes of this Section (6)(A), the following provisions (i) and (ii) shall also be applicable:

                  (i) Rights, Options, or Warrants. In case at any time hereafter the Company shall in any manner grant any right to subscribe for or to purchase, or any option or warrant for the purchase of Common Shares or for the purchase of any stock or securities convertible into or exchangeable for Common Shares (such convertible or exchangeable stock or securities being hereinafter referred to as the "Underlying Convertible Securities") and if the minimum price per share for which Common Shares are issuable, pursuant to such rights, options, warrants or upon conversion or exchange of such Underlying Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights, options, or warrants plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, options, or warrants under the terms of such rights, options, or warrants at the time of making such computation, plus, in the case of such Underlying Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof under the terms of such Underlying Convertible Securities at the time of making such computation, by (ii) the total maximum number of Common Shares issuable pursuant to such rights, options, or warrants or upon the conversion or exchange of the total maximum amount of such Underlying Convertible Securities issuable upon the exercise of such rights, options, or warrants under the terms of such rights, options, warrants or Underlying Convertible Securities at the time of making such computation) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of Common Shares issuable pursuant to such rights, options, warrants or upon conversion or exchange of the total maximum amount of such Underlying Convertible Securities issuable upon the exercise of such rights, options, or warrants under the terms of such rights, options, warrants or Underlying Convertible Securities at the time of making such computation shall (as of the date of granting of such rights, options, or warrants) be deemed to be outstanding and to have been issued for sale price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Shares so deemed to have been issued unless the price per share received by the Company upon the actual issuance of Common Shares so deemed to be issued differs from the price per share which was last used to adjust the Exercise Price or unless by the terms of such rights, options or warrants or Underlying Convertible Securities the price per share which the Company will receive upon any such issuance of Common Shares differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be adjusted upon the occurrence of either such event to reflect the new price per share of Common Stock; and further provided, that, upon the expiration of such rights (including rights to convert or exchange), options or warrants (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights, options, or warrants (including rights to convert or exchange) that were not exercised, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the Common Shares actually issued upon the exercise of such rights, options, or warrants or upon conversion or exchange of such Underlying Convertible Securities. Such adjustments upon expiration shall have no effect on Warrants exercised prior to such expiration.

               (ii) Convertible Securities. If the Company shall in any manner issue or sell any Convertible Securities other than the rights, options, or warrants described in Section 6(A)(i) hereof and if the minimum price per share for which Common Shares are issuable upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof under the terms of such Convertible Securities at the time of making such computation, by (ii) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities under the terms of such Convertible Securities at the time of making such computation)
          shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities at the time of making such computation shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Shares so deemed to have been issued unless the price per share received by the Company upon the actual issuance of Common Shares so deemed to be issued differs from the price per share which was last used to adjust the Exercise Price or unless by the terms of such Convertible Securities the price per share which the Company will receive upon any such issuance of Common Shares differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be adjusted upon the occurrence of either such event to reflect the new price per share of Common Shares; and, further provided that if any such issue or sale of such Convertible Securities is made upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to the provisions of Section 6(A)(i) then no further adjustment of the Exercise Price shall be made by reason of such issue or sale unless the price per share received by the Company upon the conversion or exchange of such Convertible Securities when actually issued differs from the price per share which was last used to adjust the Exercise Price or unless by the terms of such Convertible Securities the price per share which the Company will receive upon any such issuance of Common Shares upon conversion or exchange of such Convertible Securities differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be adjusted upon the occurrence of either of such events to reflect the new price per share of Common Shares; and, further provided, that, upon the termination of the right to convert or to exchange such Convertible Securities for Common Shares, (a) the number of Common Shares deemed to have been issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding, and
          (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the number of Common Shares actually issued upon conversion or exchange of such Convertible Securities. Such adjustments upon expiration shall have no effect on Warrants exercised prior to such expiration.

                           (B) Determination of Issue Price. In case any Common Shares or Convertible Securities shall be issued for cash, the consideration received therefor, which shall be the gross sales price for such security without deducting therefrom any commission or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. In case any Common Shares or Convertible Securities shall be issued for a consideration part or all of which shall be other than cash, then, for the purpose of this Section (6), the Board of Directors of the Company shall determine the fair value of such consideration, irrespective of accounting treatment, and such Common Shares or Convertible Securities shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. The reclassification of securities other than Common Shares into securities including Common Shares shall be deemed to involve the issuance for a consideration other than cash of such Common Shares immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Shares. In case any Common Shares or Convertible Securities shall be issued together with other stock or securities or other assets of the Company for consideration, the Board of Directors of the Company shall determine what part of the consideration so received is to be deemed to be consideration for the issue of such Common Shares or Convertible Securities.

                           (C) Determination of Date of Issue. In case the Company shall take a record of the holders of Common Shares for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Shares or in Convertible Securities or (ii) to subscribe for or purchase Common Shares or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (D) Treasury Shares.  For the purpose of this Section
                  (f), Common Shares at any relevant time owned or held by, or for the account of, the Company shall not be deemed outstanding.

     (g) Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer and warrant agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.

     (h) Notices to Holders. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Shares or (ii) if the Company shall offer to the holders of Common Shares for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least 10 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (i) Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding Common Shares of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Shares by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding Common Shares of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property which the Holder would have received upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance had this Warrant been exercised prior to the consummation of such transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of Common Shares and to successive consolidations, mergers, sales or conveyances. In the event the Company spins off a subsidiary by distributing to the shareholders of the Company as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of this Warrant, shares of the subsidiary to be delivered to the Holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Shares on the record date for distribution of the shares of the subsidiary.

     (j) Registration Under the Securities Act of 1933.

                  (1) On or before September 30, 1998, the Company will file and cause to become effective a registration statement under the Securities Act of 1933, as amended (the "Act"), registering the Warrants and the Warrant Shares; provided however, that so long as the Company has used its reasonable best efforts to file such registration statement and responded to any comments relating thereto in a timely manner, the Company will not be in default of its obligations relating to such filing if the registration statement does not become effective by September 30, 1998.

                  (2)      The Company shall:

                           (A) Supply to each selling Holder a copy of the registration statement and a reasonable number of copies of the preliminary, final and other prospectus in conformity with requirements of the Act and the Rules and Regulations promulgated thereunder and such other documents as the Holders shall reasonably request.

                           (B) The  Company  shall  bear the  complete  cost and
                  expense (other than any selling commissions relating to the sale of the Warrants and Warrant Shares, which shall be paid by the sellers thereof) of such registrations or qualifications except those filed under subsection (j)(3) which shall be at the Holder(s) cost and expense.

                           (C) Keep effective such registration  statement until
                  all of the registered Warrant Shares issued by the Company either before or after the effective date of such registration statement have been publicly sold under such registration statement.

                           (D) Use its best  efforts to  register or qualify the
                  Warrants and Warrant Shares for sale in those states requested by the person selling the Warrants or Warrant Shares; provided that, the Company shall not be required to register or qualify the Warrants and Warrant Shares for sale in any state in which the sale of the Warrants or Warrant Shares by the person selling the Warrants or Warrant Shares would be exempt from having to be registered or qualified in such state. The determination of whether or not such an exemption exists shall be made by counsel for the Company and such determination shall be provided in writing to the person desiring to sell Warrants or Warrant Shares in a state.

               (E) Indemnify and hold harmless each such Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such Holder, any Warrants or Warrant Shares, from and against any and all losses, claims, damages, and liabilities (including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (i) any untrue or alleged untrue statement of a material fact contained in any registration statement furnished pursuant to clause (A) of this subsection, or any prospectus included therein or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission or such alleged untrue statement or omission was based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein), which indemnification shall include each person, if any, who controls any such Holder or underwriter within the meaning of the Act; provided, however, that the Company shall not be so obligated to indemnify any such Holder or underwriter or controlling person unless such Holder and underwriter shall at the same time indemnify the Company, its directors, each officer signing any registration statement or any amendment to any registration statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (i) any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus furnished pursuant to Clause (A) of this subsection, or
          (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of such Holder, underwriter or controlling person shall be limited to liability based upon information furnished, or required to be furnished, in writing to the Company by such Holder or underwriter or controlling person expressly for use therein. The Company shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without the consent of the Company. The indemnity agreement of the Company herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such Warrants or Warrant Shares by such underwriter to a person if such underwriter failed to send or give a copy of the prospectus furnished pursuant to Clause (A) of this subsection, as the same may then be supplemented or amended (if such supplement or amendment shall have been furnished to the Holders pursuant to said Clause (A)), to such person with or prior to the written confirmation of the sale involved.

                  (3) As a condition to the  Company's  obligation in subsection
         (j)(l) hereof, each Holder shall supply such information as the Company may reasonably require from such Holder, or any underwriter for such Holders, for inclusion in such registration statement or posteffective amendment.

                  (4) The Company's agreements with respect to the Warrants and Warrant Shares in this Section will continue in effect regardless of the exercise or surrender of this Warrant.

                  (5) Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered personally or sent by certified mail, return receipt requested, to the Holder, addressed to the Holder at the Holder's address as set forth on the Warrant or stockholder register of the Company, or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address, and, if to the Company, addressed to it at 12600 West Colfax Avenue, Suite A-500, Lakewood, Colorado 80215-3735. The Company may change its address by written notice to the Holder.

         (k) Transfer to Comply with the Securities Act of 1933. The Company may cause the following legend, or one similar thereto, to be set forth on the Warrants and on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section (j) hereof, unless legal counsel for the Company is of the opinion as to any such certificate that such legend, or one similar thereto, is unnecessary:

         "The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act") and under any applicable state securities law, or pursuant to an exemption from registration under the Act and under any applicable state securities law, the availability of which is to be established to the satisfaction of the Company."

         (1)      Exchange Provisions.

                  (1) For purposes of this Section (1), this Warrant shall be deemed to represent the same number of Warrants as there are Warrant Shares underlying this Warrant. For example, if there are 10,000 Warrant Shares underlying this Warrant, then for purposes of this Section (1) the Holder shall be deemed to hold 10,000 Warrants.

                  (2) For purposes of this Section (1), the following terms shall have the following meanings:

                  (A) "Current Market Value of a Warrant Share" shall be the value of a Warrant Share as determined under Section (c)(1) or (2) hereof except that the time of the determination thereunder shall be the last business day prior to the day the Company receives a notice from the Holder under this Section (1).

                  (B) "Warrant Value" shall mean the Current Market Value of a Warrant Share minus or less the Exercise Price payable under this Warrant as of the close of business on the last business day prior to the day the Company receives a notice from the Holder under this Section (1).

         (3) The Holder shall have the right to exchange, in a cashless transaction, all or part of the Holder's Warrants for Common Shares issued by the Company at anytime prior to the Expiration Date of such Warrants by providing written notice ("Notice") to the Company. Such Notice shall set forth the number of Warrants which the Holder elects to exchange for Common Shares.

         (4) Within 10 days after receipt of such Notice by the Company, the Company shall issue the number of Common Shares of the Company to the Holder which is determined by dividing the Warrant Value of the Warrants being exchanged by the Current Market Value of a Warrant Share as of the date the Notice is received by the Company.

         (5) The Holder shall surrender the Warrant which the Holder is exchanging for Common Shares upon receipt thereof. If the entire Warrant is being exchanged by the Holder for Common Shares, the Company shall cancel the entire Warrant. If less than the entire Warrant is being exchanged for Common Shares, the Company shall issue a new Warrant to the Holder representing the portion of this Warrant which was not exchanged for Common Shares.

         (m) Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the state of Colorado.

Dated Effective April 20, 1998.

                                 GLOBAL MED TECHNOLOGIES, INC.



                                 By:_____________________________
                                     Michael I. Ruxin, Chairman of the Board
                                     and Chief Executive Officer

                                 PURCHASE FORM
                                  -------------


                                                  Dated: _____________, 19______



    The undersigned hereby irrevocably elects to exercise the Warrant to the extent of purchasing _________________ shares of Common Shares and hereby makes payment of $_____________________ in payment of the actual exercise price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF SHARES
                     ---------------------------------------

Name:
     ---------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address:
        ------------------------------------------------------------------------

Signature:
          ----------------------------------------------------------------------

                                 ASSIGNMENT FORM
                                 ---------------

                                                  Dated: ______________ 19______



FOR VALUE RECEIVED,_____________________________________________________________

hereby sells, assigns and transfers unto________________________________________


Name:
     ---------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address:
        ------------------------------------------------------------------------

the right to purchase Common Shares represented by this Warrant to the extent of Common Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

                                          Signature:


                                          --------------------------------------